UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 22, 2007
                                                          --------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                         001-31566              42-1547151
--------------------------  ------------------------        ----------
(State or Other Jurisdiction)  (Commission File No.)        (I.R.S. Employer
  of Incorporation)                                         Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                  07306-4599
------------------------------------------                  ----------
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01    Other Events.
             -------------

     On March 22, 2007, the stockholders of First Morris Bank & Trust ("First Morris") approved the merger agreement with Provident Financial Services, Inc. (the "Company"), whereby First Morris will merge with and into the Company's bank subsidiary, The Provident Bank. The merger, which has received approval from the New Jersey Department of Banking and Insurance and the Federal Deposit Insurance Corporation, is expected to close as of April 1, 2007.

     Under the terms of the merger agreement, 50% of First Morris' common stock will be converted into the Company's common stock and the remaining 50% will be converted into cash. Each First Morris stockholder will have the option to elect to receive either 2.1337 shares of the Company's common stock or $39.75 in cash, or a combination of the Company's common stock and cash for each First Morris common share owned, subject to proration to ensure that in the aggregate 50% of the First Morris shares will be converted into the Company's common stock.
Materials to be used in making such an election were mailed to First Morris stockholders of record as of March 2, 2007. The deadline for the return of the election forms is March 29, 2007.



Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

            (a) Financial Statements of Businesses Acquired. Not applicable.

            (b) Pro Forma Financial Information. Not applicable.

            (c) Shell Company Transactions. Not applicable.

            (d) Exhibits. Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             PROVIDENT FINANCIAL SERVICES, INC.



DATE:  March 23, 2007                By:    /s/ Christopher Martin
                                            ----------------------------------
                                            Christopher Martin
                                            President


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